UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., Fourth Floor, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On May 25, 2021, Thomas J. Russo, CFA, the Chief Financial Officer, principal financial officer and principal accounting officer of Assembly Biosciences, Inc. (the “Company”), notified the Company of his decision to resign effective June 4, 2021 to pursue another opportunity. The Company is evaluating next steps with respect to the chief financial officer role.

Effective June 4, 2021, Michael P. Samar, the Company’s Senior Vice President, Finance and Business Operations, will serve the functions of the Company’s principal financial officer and principal accounting officer. No additional compensation will be provided to Mr. Samar in connection with this role. Mr. Samar, 49, has served as Senior Vice President, Finance and Business Operations since July 2019. Prior to that, Mr. Samar served as Vice President, Finance and Business Operations from May 2019 until July 2019 and Vice President, Finance from June 2017 until April 2019. Prior to joining the Company, Mr. Samar served as Vice President of Finance at Acorda Therapeutics, Inc. from April 2016 until April 2017 following its acquisition of Biotie Therapies Corp., where he served in the same role from February 2014 until April 2016.

There are no arrangements or understandings between Mr. Samar and any other person pursuant to which he was selected to serve the functions of principal financial officer and principal accounting officer for the Company. There are also no family relationships between Mr. Samar and any director or executive officer of the Company, and he has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: June 1, 2021	By:	/s/ Jason A. Okazaki
Jason A. Okazaki
Chief Legal and Business Officer

2